                                                                    Exhibit 10.4


                     THESE SECURITIES HAVE NOT BEEN REGISTERED
                     UNDER THE SECURITIES ACT OF 1933 OR THE LAWS
                     OF ANY STATE. THEY MAY NOT BE SOLD OR
                     OTHERWISE TRANSFERRED UNLESS THEY ARE
                     REGISTERED UNDER SUCH ACT AND APPLICABLE
                     STATE SECURITIES LAWS OR AN EXEMPTION FROM
                     REGISTRATION IS AVAILABLE.


                                                    200,000 Warrants


                           PRINCETON VIDEO IMAGE, INC.

                               WARRANT CERTIFICATE


                  This warrant certificate ("Warrant Certificate") certifies that for value received in consideration for certain services rendered, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Allen & Company Incorporated or registered permitted assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined), one fully paid and non-assessable share of Common Stock, no par value ("Common Stock"), of Princeton Video Image, Inc., a New Jersey corporation (the "Company"), at a purchase price of $6.60 per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check (subject to adjustment as hereinafter provided).

                  1. Warrant; Purchase Price

                  Each Warrant shall entitle the Holder initially to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants (the "Purchase Price") shall initially be $6.60 per share of Common Stock. The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in
Article 6. The shares of Common Stock issuable upon exercise of the Warrants (and/or other shares of common stock so issuable by reason of any adjustments pursuant to Article 6) are sometimes referred to herein as the "Warrant Shares."

                  2. Exercise; Expiration Date

                  2.1 The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time on or after the date hereof and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on the seventh anniversary of the date hereof, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

                  3. Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 Neither this Warrant Certificate, nor the Warrants represented hereby, may be sold, assigned or otherwise transferred voluntarily by the Holder, other than to successors, partners, officers or directors of the Holder (a "Permitted Transfer"), without the consent of the Company. The Company shall register upon its books any Permitted Transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of Permitted Transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

                  4. Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of capital stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange or automated over-the-counter trading system, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

                  5. Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

                  6. Adjustment of Purchase Price and Number of Shares
                     Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company (any such event, a "Triggering Event"), the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 6.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chairman of the Board, Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 The Company shall give notice to the Holder by registered mail, if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

                  (a) The Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution to the holders of shares of Common Stock;

                  (b) The Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or any of any other subscription rights, options or warrants;

                  (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale or conveyance of the property of the Company as an entirety or substantially as an entirety); or

                  (d) A capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially an entirety.

Such giving of notice shall be initiated at least 10 business days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of the closing of the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

                  7. Conversion Rights

                  7.1 In lieu of exercise of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of shares of Common Stock then issuable upon the exercise of the Warrants to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion. For example, if the Market Price per Share on the date of conversion is $4.00 and the Purchase Price is $2.00, then the

Holder would be entitled to receive 15,000 shares of Common Stock upon conversion of 30,000 Warrants.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

                  8. Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board and/or extend the date of the expiration of the Warrants.

                  9. Fractional Shares and Warrants; Determination of  Market
                     Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock on any date shall mean the average closing price per share of Company's Common Stock for the 20 trading days immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such Common Stock on NASDAQ or any comparable system, or if such Common Stock is not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of such Common Stock as determined in good faith by the Board.

                  10. Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of the Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission (the "Commission") and
(i) a registration statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel satisfactory to the Company a current registration statement is not required for such disposition of the shares.

                  10.2(a) The Company agrees that the Holder shall have the one-time right, beginning on the first anniversary of the date of this Warrant Certificate, upon written notice to the Company, to require that the Company prepare and promptly file a registration statement, as may be required under the Act, in connection with the public offering, on a time-to-time basis or otherwise, of not less than 50% of the then outstanding Warrant Shares. In connection therewith, the Company shall be obligated to prepare and file such registration statement within 45 days of receipt of any such initial notice and shall be further obligated to use its reasonable best efforts, including the filing of any amendments or supplements thereto, to have any such registration statement declared effective under the Act and the rules and regulations promulgated thereunder as soon as practicable after the filing date thereof. The Company shall also use its reasonable best efforts to keep any such registration statement, and the accompanying prospectus, effective and current under the Act at its expense for such period of time as is not otherwise burdensome to the Company, in no event to exceed 90 days.

                  (b) Notwithstanding the foregoing, the Company shall not be required to effect any registration pursuant to paragraph (a) above (i) during the twelve (12) consecutive months following the effective date of a registration statement filed in connection of any previous registration pursuant to Section 10.3 below, or (ii) at any time when another registration statement (other than on Form S-8) of the Company (A) is reasonably foreseen by the Board to be filed with the Commission within thirty (30) days after the request pursuant to paragraph (a) above, (B) has been filed and not yet become effective, or (C) has become effective less than six (6) months prior to the date of the request for registration pursuant to paragraph (a) above.

                  (c) The Company may postpone for 180 days the filing of a registration statement pursuant to paragraph (a) above if the Company has delivered a certificate to the holders of the Warrant Shares stating that the Board, acting in good faith, has determined that pursuance of such registration statement would be seriously detrimental to the Company and its shareholders; provided, however, that in the event of any such postponement the Holder(s) shall be entitled to withdraw the request for such registration and, if such request is withdrawn, such request shall not count as exercise of the Holder's one-time right pursuant to paragraph (a) above.

                  10.3 In addition to the rights of the Holder pursuant to
Section 10.2, the Company agrees that, at any time or times hereafter, as and when it intends to register any of its securities under the Act other than pursuant to a registration requested pursuant to Section 10.2 hereof, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering on Form S-8 or an offering solely related to an acquisition or exchange on a Form S-4 or any subsequent similar form) the Company will notify the Holder of such intention and, upon request from the Holder, will use its reasonable best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its reasonable best efforts to keep each such registration statement current for such period of time as is not otherwise burdensome to the Company, in no event to exceed 90 days.

                  10.4 Any registration statement referred to in subsection 10.2 or 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) The Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

                  (ii) To the extent requested by an underwriter of securities included in a registration statement referred to in Subsection 10.3 hereof and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating one hundred twenty (120) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period.

                  (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

                  (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is
         brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

                  (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

                  (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any attorneys or accountants retained by it.

                  11. Governing Law

                  This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 20th day of October, 1999.


                                          PRINCETON VIDEO IMAGE, INC.



                                          By: /s/ Lawrence L Epstein
                                              ------------------------------
                                              Name:  Lawrence L. Epstein
                                              Title: Vice President and Chief
                                                     Financial Officer

[SEAL]



Attest:

ALLEN & COMPANY INCORPORATED

By: /s/ Kim M. Wieland
   ----------------------------
   Name:  Kim M. Wieland
   Title: Managing Director and
          Chief Financial Officer

                                                                       EXHIBIT A


                               NOTICE OF EXERCISE


                  The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.



                                     Name of Holder    ________________________


                                     Signature         ________________________


                                     Address:          ________________________

                                                       ________________________

                                                       ________________________

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.




                                     Name of Holder:   ________________________



                                     Signature:        ________________________


                                     Address:          ________________________

                                                       ________________________

                                                       ________________________